Exhibit 99.2

Third Quarter 2017 Earnings Call Presentation

2 These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks. uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements. including general economic and business conditions. conditions affecting the industries served by the Company and its subsidiaries. conditions affecting the Company’s customers and suppliers. competitor responses to the Company’s products and services. the overall market acceptance of such products and services. the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans. estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward-looking Statement Disclosure

3 Net Sales grew 12% with increases in all segments except Energy and Mining Operating income grew 13% (2.7% adjusted) Operating income as a percent of sales is 8.8% in 2017 compared to 8.7% in 2016 (9.6% adjusted) GAAP Diluted earnings per share increase 25% from $1.24 to $1.55, adjusted diluted EPS increase 5.4% from $1.48 to $1.56 Fiscal 2017 guidance of between $6.90 to $7.04 per diluted share. Previous guidance $7.06 per diluted share2 2017 Third Quarter Highlights Net sales gross of intercompany eliminations. Unless otherwise noted, net sales presented by segment throughout the presentation is net of intercompany eliminations. See 2017 guidance assumption in February 21, 2017 earnings release. See reconciliation of adjusted (non-GAAP) and GAAP operating income and diluted earnings per share at the end of this presentation

4 NET SALES U.S. Dollars in millions except per share amounts 2017 2016 Percent Change Engineered Support Structures $221.5 $203.2 9.0% Utility Support Structures 179.8 150.6 19.4% Coatings 82.6 70.1 17.8% Energy & Mining 79.8 81.5 (2.1%) Irrigation 147.4 127.8 15.3% Intersegment Sales (30.3) (23.0) NM Net Sales $680.8 $610.2 11.6% Operating Income $59.9 $53.2 12.6% Adjusted Operating Income* $59.9 $58.3 2.7% Net Income $35.2 $28.2 24.8% Adjusted Net Income* $35.6 $33.5 6.3% Diluted Earnings Per Share (EPS) $1.55 $1.24 25.0% Adjusted Diluted (EPS) $1.56 $1.48 5.4% Third Quarter Financial Summary * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation.

5 U.S. Dollars in millions Operating Income 3Q 2017 Operating Income 3Q 2016 Increase (Decrease) Operating Income % 3Q 2017 Operating Income % 3Q 2016 Engineered SupportStructures $16.2 $20.3 (20.2%) 7.3% 10.0% Utility Support Structures 22.1 16.2 36.4% 12.3% 10.8% Coatings 14.6 11.7 24.8% 17.6% 16.7% Energy & Mining 1.4 3.9 (64.1%) 1.8% 4.8% Irrigation 18.2 15.3 19.0% 12.3% 12.0% LIFO adjustment (1.6) (2.1) NM Corporate (11.0) (12.1) 9.1% Consolidated Operating Income $59.9 $53.2 12.6% 8.8% 8.7% Financial Highlights – Operating Income GAAP

6 U.S. Dollars in millions AdjustedOperating Income 3Q 2017* Adjusted Operating Income 3Q 2016* Increase (Decrease) Operating Income % 3Q 2017 Operating Income % 3Q 2016 Engineered SupportStructures $16.2 $20.9 (22.5%) 7.3% 10.3% Utility Support Structures 22.1 16.7 32.3% 12.3% 11.1% Coatings 14.6 12.3 18.7% 17.6% 17.6% Energy & Mining 1.4 5.5 (74.5%) 1.8% 6.7% Irrigation 18.2 15.3 19.0% 12.3% 12.0% LIFO adjustment (1.6) (2.1) NM Corporate (11.0) (10.3) (6.8%) Consolidated Operating Income $59.9 $58.3 2.7% 8.8% 9.6% Financial Highlights – Operating Income Adjusted* * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation.

7 Engineered Support Structures Segment 2016 Revenue $193.1 Volume 15.9 Pricing/Mix (3.5) Acquisitions 1.6 Currency Translation 2.7 2017 Revenue $209.8 Lower traffic and lighting sales in North America, lack of announced infrastructure spending plan. European markets show signs of stabilizing. Wireless communication sales remain firm Increased highway safety product volumes in Asia Pacific Margin compression due to lagging recovery of materials inflation and unfavorable sales mix $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. * $16.2 $20.3 $20.9 $- $10 $20 $30 Operating Income 2017 2016 2016 Adj $209.8 $193.1 $- $50 $100 $150 $200 $250 Revenue 2017 2016

8 Utility Support Structures Segment 2016 Revenue $150.4 Volume 1.6 Pricing/Mix 26.5 Acquisitions - Currency Translation - 2017 Revenue $178.5 Sales increased in both steel and concrete in North America. Increased pricing to reflect higher steel costs Some Q3 volume shift due to hurricanes Operating income increased due to price recovery and favorable mix Valmont structures endured Florida hurricanes very well – no failures $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. * $22.1 $16.2 $16.7 $- $5 $10 $15 $20 $25 Operating Income 2017 2016 2016 Adj $178.5 $150.4 $50 $75 $100 $125 $150 $175 $200 Revenue 2017 2016

9 Coatings Segment 2016 Revenue $60.0 Volume 1.5 Pricing/Mix 5.6 Acquisitions - Currency Translation 0.6 2017 Revenue $67.7 Sales and volumes increase, pricing better matched to costs Greater sales mix of intercompany activity helped volume loading of plants Improved profitability due to price recovery and operational gains following restructuring $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. * $14.6 $11.7 $12.3 $- $5 $10 $15 $20 Operating Income 2017 2016 2016 Adj $67.7 $60.0 $- $20 $40 $60 $80 Revenue 2017 2016

10 Energy and Mining Segment 2016 Revenue $81.2 Volume (6.9) Pricing/Mix 2.0 Acquisitions - Currency Translation 3.4 2017 Revenue $79.7 Revenue modestly lower than last year Operating income decreased from less favorable steel cost environment in mining consumables business $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. * $1.4 $3.9 $5.5 $- $1 $2 $3 $4 $5 $6 $7 Operating Income 2017 2016 2016 Adj $79.7 $81.2 $50 $60 $70 $80 $90 Revenue 2017 2016

11 Irrigation Segment 2016 Revenue $125.5 Volume 17.6 Pricing/Mix 1.1 Acquisitions - Currency Translation 0.9 2017 Revenue $145.1 Solid international organic and project growth North America markets exhibit traditional Q3 profile Higher operating income from strong international demand and favorable operational performance $ in millions * See reconciliation of GAAP operating income and diluted EPS to adjusted (non-GAAP) figures at the end of this presentation. * $18.2 $15.3 $15.3 $12 $16 $20 Operating Income 2017 2016 2016 Adj $145.1 $125.5 $110 $120 $130 $140 $150 Revenue 2017 2016

Free Cash Flow 12 2017 2016 Operating Cash Flow $134.4 $127.3 CapEx (39.9) (42.2) Free Cash Flows $94.5 $85.1 Net Earnings $119.9 $103.2 Free Cash Flows to Net Earnings 0.79 0.82 Stated Goal – Free Cash Flow 1.0X Net Earnings Free cash flow to net earnings expected to be near 1.0X for 2017 Dependent to an extent on inventory buying opportunities related to price fluctuations Dollars in Millions

3Q 2017 Actual Credit Rating 13 Cash and Debt Highlights Goal: Maintain Investment-grade rating; Keep Debt/EBITDA from 1.5 to 2.5x Free Cash Flow $95M YTD Cash At 9/30/2017 $493M ($370M Ex. US) Total Debt $755M Debt/Adjusted EBITDA* 2.19 Adjusted S&P BBB+ Stable Moody’s Baa3 Stable * See the Company’s calculation at end of presentation. Debt Maturities – in Millions

Calculation of Adjusted EBITDA & Leverage Ratio 14 Last 4 fiscal quarters (September 25, 2016 to September 30, 2017) Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt/Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA of the prior four quarters. See “Leverage Ratio “ below. TTM 1 9/30/2017 Net earnings attributable to Valmont Industries, Inc. $189,915 Interest expense 44,445 Income tax expense 42,666 Depreciation and amortization expense 84,674 EBITDA 361,700 Reversal of contingent liability (16,591) Impairment of property, plant, and equipment 481 Adjusted EBITDA $345,590 Interest Bearing Debt $ 755,348 Leverage Ratio 2.19

Summary of Effect of Significant Non-recurring Items on Reported Results

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS
REGULATION G RECONCILIATION
(Dollars in thousands, except per share amounts)
(unaudited)

The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring costs, (2) deferred income tax expense from a change in U.K. statutory rate, and (3) the non-cash after-tax loss or gain associated with adjusting the fair value of Delta EMD Pty. Ltd (Delta EMD) shares owned to its quoted market price at September 30, 2017, and September 24, 2016, (b) operating income of restructuring costs, and (c) segment operating income of restructuring costs. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures.

	Third Quarter Ended Sept. 30, 2017	Diluted earnings per share	Year-to-Date Sept. 30, 2017	Diluted earnings per share
Net earnings attributable to Valmont Industries, Inc. - as reported	$ 35,208	$ 1.55	$ 119,851	$ 5.28
Fair market value adjustment, Delta EMD *	395	0.02	395	0.02
Net earnings attributable to Valmont Industries, Inc. - Adjusted	$ 35,603	$ 1.56	$ 120,246	$ 5.29
Average shares outstanding (000's) - Diluted		22,751		22,717

	Third Quarter Ended Sept. 24, 2016	Diluted earnings per share	Year-to-Date Sept. 24, 2016	Diluted earnings per share
Net earnings attributable to Valmont Industries, Inc. - as reported	$ 28,173	$ 1.24	$ 103,168	$ 4.54
Restructuring expenses	5,065	0.22	5,065	0.22
Fair market value adjustment, Delta EMD *	(65)	-	970	0.04
Total pre-tax adjustments	$ 33,173	$ 1.46	$ 109,203	$ 4.80
Tax effect of adjustments	(1,545)	(0.07)	(1,545)	(0.07)
Deferred tax expense - Change in U.K. rate	1,860	0.08	1,860	0.08
Net earnings attributable to Valmont Industries, Inc. - Adjusted	$ 33,488	$ 1.48	$ 109,518	$ 4.82
Average shares outstanding (000's) - Diluted		22,659		22,741

Valmont Industries. Inc. | 3Q 2017

15

16 Summary of Effect of Significant Non-recurring Items on Reported Results For the Third Quarter Ended Sept. 24, 2016 Operating Income Reconciliation Operating Income- As Reported Restructuring expenses - before tax Adjusted Operating Income Net Sales Engineered Support Structures $ 20,323 $ 587 $ 20,910 $ 203,184 Op Inc. & Adjusted Op Inc. as a % of Sales 10.0% 10.3% Utility Support Structures 16,195 528 16,723 150,667 Op Inc. & Adjusted Op Inc. as a % of Sales 10.7% 11.1% Energy & Mining 3,941 1,610 5,551 81,552 Op Inc. & Adjusted Op Inc. as a % of Sales 4.8% 6.8% Coatings 11,696 545 12,241 70,082 Op Inc. & Adjusted Op Inc. as a % of Sales 16.7% 17.5% Irrigation 15,308 - 15,308 127,809 Op Inc. & Adjusted Op Inc. as a % of Sales 12.0% 12.0% Corporate/LIFO (14,223) 1,795 (12,428) Consolidated Results $ 53,240 $ 5,065 58,305 $ 610,247 Op Inc. & Adjusted Op Inc. as a % of Sales 8.7% 9.6%

17 Summary of Effect of Significant Non-recurring Items on Reported Results VALMONT INDUSTRIES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Dollars in thousands, except per share amounts) (unaudited) Third Quarter Year-to-Date 13 Weeks Ended 39 Weeks Ended 30-Sep-17 24-Sep-16 30-Sep-17 24-Sep-16 Net sales $ 680,779 $ 610,247 $ 2,030,989 $ 1,847,101 Cost of sales 517,185 455,224 1,519,510 1,355,992 Gross profit 163,594 155,023 511,479 491,109 Selling, general and administrative expenses 103,671 101,783 308,764 303,698 Operating income 59,923 53,240 202,715 187,411 Other income (expense) Interest expense (11,190) (11,100) (33,312) (33,276) Interest income 1,311 771 3,205 2,290 Investment gain (loss) 544 1,455 2,935 591 Other (27) (577) (1,251) (140) (9,362) (9,451) (28,423) (30,535) Earnings before income taxes 50,561 43,789 174,292 156,876 Income tax expense 13,895 14,268 50,343 49,742 Net earnings 36,666 29,521 123,949 107,134 Less: Earnings attributable to non-controlling interests (1,458) (1,348) (4,098) (3,966) Net earnings attributable to Valmont Industries, Inc. $ 35,208 $ 28,173 $ 119,851 $ 103,168 Average shares outstanding (000's) - Basic 22,527 22,505 22,505 22,602 Earnings per share - Basic $ 1.56 $ 1.25 $ 5.33 $ 4.56 Average shares outstanding (000's) - Diluted 22,751 22,659 22,717 22,741 Earnings per share - Diluted $ 1.55 $ 1.24 $ 5.28 $ 4.54 Cash dividends per share $ 0.375 $ 0.375 $ 1.125 $ 1.125 -more- VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OPERATING RESULTS (Dollars in thousands) (unaudited) Third Quarter Year-to-Date 13 Weeks Ended 39 Weeks Ended 30-Sep-17 24-Sep-16 30-Sep-17 24-Sep-16 Net sales Engineered Support Structures $ 221,508 $ 203,184 $ 619,647 $ 584,071 Utility Support Structures 179,760 150,667 538,994 446,432 Energy and Mining 79,755 81,552 234,934 234,693 Coatings 82,593 70,082 235,842 213,961 Infrastructure products 563,616 # 505,485 1,629,417 1,479,157 Irrigation 147,428 127,809 502,939 438,575 Less: Intersegment sales (30,265) (23,047) (101,367) (70,631) Total $ 680,779 $ 610,247 $ 2,030,989 $ 1,847,101 Operating Income Engineered Support Structures $ 16,226 $ 20,323 $ 45,683 $ 53,615 Utility Support Structures 22,108 16,195 65,005 48,201 Energy & Mining 1,417 3,941 9,195 9,096 Coatings 14,577 11,696 36,091 37,220 Infrastructure products 54,328 # 52,155 155,974 148,132 Irrigation 18,235 15,308 83,196 75,216 Adjustment to LIFO method of inventory valuation (1,626) (2,066) (2,839) (3,192) Corporate (11,014) (12,157) (33,616) (32,745) Total $ 59,923 $ 53,240 $ 202,715 $ 187,411 Valmont has aggregated its business segments into five reportable segments as follows. Engineered Support Structures: This segment consists of the manufacture of engineered metal structures and components for global lighting and traffic, wireless communication, and roadway safety. Utility Support Structures: This segment consists of the manufacture of engineered steel and concrete structures for the global utility industry. Energy and Mining: This segment includes the manufacture of access systems applications, forged steel grinding media, and offshore oil and gas and wind energy structures; Coatings: This segment consists of global galvanizing, painting and anodizing services. Irrigation: This segment consists of the manufacture of agricultural irrigation equipment and related parts and services worldwide. -more- VALMONT INDUSTRIES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Dollars in thousands) (unaudited) 30-Sep-17 24-Sep-16 ASSETS Current assets: Cash and cash equivalents $ 493,490 $ 349,375 Accounts receivable, net 492,842 455,692 Inventories 403,234 379,625 Prepaid expenses 50,064 69,231 Refundable and deferred income taxes 8,493 20,342 Total current assets 1,448,123 1,274,265 Property, plant and equipment, net 522,424 525,640 Goodwill and other assets 639,624 584,138 $ 2,610,171 $ 2,384,043 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current installments of long-term debt $ 949 $ 895 Notes payable to banks 197 853 Accounts payable 216,104 170,888 + Accrued expenses 187,732 178,834 Dividend payable 8,478 8,455 Total current liabilities 413,460 359,925 Long-term debt, excluding current installments 754,202 755,584 Other long-term liabilities 289,914 266,233 Shareholders' equity 1,152,595 1,002,301 $ 2,610,171 $ 2,384,043 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited) and dollars in thousands Year to Date Year to Date 30-Sep-17 24-Sep-16 Cash flows from operating activities Net Earnings $ 123,949 $ 107,134 Depreciation and Amortization 63,500 61,242 Change in working capital (47,072) (31,596) Other (5,973) (9,526) Net cash flows from operating activities 134,404 127,254 Cash flows from investing activities Purchase of property, plant, and equipment (39,898) (42,233) Acquisitions, net of cash acquired (5,362) - Other 3,236 1,114 Net cash flows from investing activities (42,024) (41,119) Cash flows from financing activities Principal payments on long-term borrowings (658) (1,563) Purchase of treasury shares - (46,581) Dividends paid (25,385) (25,604) Other 4,072 (8,608) Net cash flows from financing activities (21,971) (82,356) Effect of exchange rates on cash and cash equivalents 23,133 (3,478) Net change in cash and cash equivalents 93,542 301 Cash and cash equivalents - beginning of year 399,948 349,074 Cash and cash equivalents - end of period $ 493,490 $ 349,375 -more- VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS REGULATION G RECONCILIATION (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring costs, (2) deferred income tax expense from a change in U.K. statutory rate, and (3) the non-cash after-tax loss or gain associated with adjusting the fair value of Delta EMD Pty. Ltd (Delta EMD) shares owned to its quoted market price at September 30, 2017, and September 24, 2016, (b) operating income of restructuring costs, and (c) segment operating income of restructuring costs. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. Third Quarter Ended Sept. 30, 2017 Diluted earnings per share Year-to-Date Sept. 30, 2017 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 35,208 $ 1.55 $ 119,851 $ 5.28 Fair market value adjustment, Delta EMD * 395 0.02 395 0.02 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 35,603 $ 1.56 $ 120,246 $ 5.29 Average shares outstanding (000's) - Diluted 22,751 22,717 Third Quarter Ended Sept. 24, 2016 Diluted earnings per share Year-to-Date Sept. 24, 2016 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 28,173 $ 1.24 $ 103,168 $ 4.54 Restructuring expenses 5,065 0.22 5,065 0.22 Fair market value adjustment, Delta EMD * (65) - 970 0.04 Total pre-tax adjustments $ 33,173 $ 1.46 $ 109,203 $ 4.80 Tax effect of adjustments (1,545) (0.07) (1,545) (0.07) Deferred tax expense - Change in U.K. rate 1,860 0.08 1,860 0.08 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 33,488 $ 1.48 $ 109,518 $ 4.82 Average shares outstanding (000's) - Diluted 22,659 22,741 * The mark-to-market adjustement for Delta EMD shares is not tax deductible. Operating Income Reconciliation Third Quarter Ended Sept. 24, 2016 Year-to-Date Sept. 24, 2016 Operating income - as reported $ 53,240 $ 187,411 Restructuring expenses 5,065 5,065 Adjusted Operating Income 58,305 192,476 Net Sales 610,247 1,847,101 Operating Income as a % of Sales 8.7% 10.1% Adjusted Operating Income as a % of Sales 9.6% 10.4% END